U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

SHEA HOMES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

CALIFORNIA	333-177328	95-4240219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Brea Canyon Road, Walnut, California 91789

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (909) 594-9500

Not Applicable

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 1, 2013, Shea Homes Limited Partnership (the “Company”) and Shea Homes Funding Corp. (the “Funding Corp.” and, together with the Company, the “Issuers”) issued a press release (the “Press Release”) announcing the successful completion of their solicitation of consents to amend the indenture (the “Indenture”) governing the Issuers’ 8.625% Senior Secured Notes due 2019.

On November 4, 2013, the Issuers executed a supplemental indenture (the “Supplemental Indenture”) to amend the Indenture to allow the Issuers to replace their $75,000,000 letter of credit facility with a $125,000,000 revolving credit facility. A copy of the Supplemental Indenture and the Press Release is filed as Exhibit 4.1 and Exhibit 99.1, respectively, to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	Supplemental Indenture dated November 4, 2013

99.1	Press Release dated November 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEA HOMES LIMITED PARTNERSHIP

By:	/s/ Andrew H. Parnes
Name:	Andrew H. Parnes
Title:	Chief Financial Officer

Date: November 4, 2013

Exhibit Index

Exhibit Number	Description

4.1	Supplemental Indenture dated November 4, 2013

99.1	Press Release dated November 1, 2013